GFC FINANCIAL CORPORATION SUPPLEMENTAL PENSION PLAN
               ---------------------------------------------------
                (Amended and Restated Effective January 1, 1995)

                                   and Renamed
                              THE FINOVA GROUP INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                     --------------------------------------
                          (Effective February 1, 1995)

1.       Purpose and Eligibility
         -----------------------

(a) The purpose of the GFC Financial Corporation Supplemental Pension Plan (renamed The FINOVA Group Inc. Supplemental Executive Retirement Plan, effective as of February 1, 1995) (hereinafter referred to as the "Plan") is to provide deferred compensation to Eligible Employees as defined below, subject to all the terms and conditions hereof on and after March 18, 1992.

(b) It is the intention of the GFC Financial Corporation (renamed The FINOVA Group Inc., effective as of February 1, 1995) (hereinafter referred to as the "Company") that Eligible Employees are those employees designated pursuant to Paragraph 2. Eligible Employees shall in all cases be part of a select group of management or highly-compensated employees of the Company, or any of its subsidiaries or affiliates who have adopted the Plan (hereinafter referred, to as "Participating Employers") because it is the intention of the Company that the Plan be eligible for exemption under Parts 1, 2, 3 and 4 of Subtitle B of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), pursuant to ERISA Sections 3(36), 4(b)(5), 201(2), 201(7), 301(a)(3), 301(a)(9) and 401(a)(1) and U.S. Department
         of Labor regulations.

(c) It is also the intention of the Company that the Plan be at all times unfunded, that any Eligible Employee's rights under the Plan be at all times those of a general creditor of the Company or applicable Participating Employer only, and that there be no elections with respect to any benefits under the Plan by Eligible Employees.

(d) Subject to rights and benefits expressly fixed by the terms hereof, the Company also intends that the Plan may be amended or terminated and that benefits may be reduced or eliminated as the Board of Directors of the Company determines from time to time and that individual's rights may be altered.

(e) The Plan and the benefits provided hereunder are in lieu of and not in addition to any Plan of benefits formerly made available to any Eligible Employee under any nonqualified deferred compensation plan sponsored by or through the Dial Corp., or any of its subsidiaries, successors or assigns.

(f) The Plan is hereby amended and restated, generally effective as of January 1, 1995, unless otherwise stated.

2.       Participation
         -------------

An employee of the Company (or any Participating Employer) may become eligible to participate in the Plan (referred to herein as "Eligible Employees") when approved by the Board of Directors of the Company (or a committee thereof), or by the Chief Executive Officer of the Company, as specifically designated in each Schedule of Benefits (which is attached hereto, and by this reference made a part hereof), except that only the Board of Directors of the Company may approve the participation of The Chairman of the Board in any list of Eligible Employees with respect to each Schedule of Benefits, other than Schedule A, herein. A list of Eligible Employees with respect to each Schedule of benefits is correspondingly denominated and attached as an exhibit to the Plan (referred to herein as "Exhibit") and each such Exhibit shall be periodically updated.

3.       Funding
         -------

No fund shall be established to provide for the payment of benefits under the Plan. No trust, other than one which will not cause the Plan to be "funded" under applicable Internal Revenue Service and U.S. Department of Labor regulations and rules, shall be created. Any rights of an Eligible Employee or any other person claiming by or through him or her shall be those of a general creditor of the Company or Participating Employer only. The Company or Participating Employer may create book reserves or take such other steps as it deems appropriate to provide for its expected liabilities under the Plan.

4.       Benefits
         --------

Benefits shall be payable by the Company or Participating Employer in accordance with the terms and conditions of the Plan and as described in the Schedule, or Schedules, of Benefits. Except as otherwise expressly provided in the Schedule, or Schedules, of Benefits, the Plan shall make monthly payments to an Eligible Employee at the same time such Eligible Employee receives his or her pension benefits under the Qualified Plan defined in the Schedule, or Schedules of Benefits. Monthly payments under the Plan shall not begin before such Eligible Employee has attained the age of 55 and has actually left the employ of the Company and its subsidiaries and affiliates.

5.       Optional Form
         -------------

The form of benefit payment elected under the Qualified Plan shall be deemed made under the Plan (including the beneficiary designation in connection with such form of benefit payment, if applicable) and shall prevail for the purposes of the Plan. Notwithstanding the foregoing, no lump sum distributions shall occur or be permitted hereunder.

6.       Survivor's Benefit
         ------------------

(a) If while covered by this Plan, for purposes other than a terminated vested benefit, an Eligible Employee dies and if on the date of his or her death such Employee, a) has 20 or more years of service, or (b) is 55 years of age or older; then his or her Eligible Spouse, as defined in the Qualified Plan and determined by the Committee in its sole discretion, shall be entitled to the following monthly survivor's benefit. The survivor's benefit shall be calculated by assuming that the Eligible Employee (i) was 55 years of age (or his actual age if older) on the date of death;
         (ii) retired under the Qualified Plan on the first day of the month following his or her death; and (iii) elected a Single Life Annuity. The Eligible Spouse will be entitled to receive 1/2 of this benefit which shall be further reduced by 1/6 of 1% for each month the Eligible Spouse is more than 60 months younger than the Eligible Employee.

(b) The survivor's benefit under this Paragraph 6 shall be reduced by any spousal survivor's benefit payable from any qualified plan (including the Qualified Plan; but not including a Section 401(k) plan) sponsored by the Company or any of its subsidiaries or affiliates when such benefit becomes payable, as determined by the Committee in its sole discretion.

7.       Vesting
         -------

In addition to all the terms and conditions of the Plan, no Eligible Employee or beneficiary shall be entitled to a benefit under the Plan unless such Eligible Employee has actually attained fully vested status in the Qualified Plan as determined by the Committee.

8.       Administration, Amendment, and Termination of the Plan
         ------------------------------------------------------

(a) The Board of Directors of the Company shall have the sole authority to appoint or remove members of the Committee, and appoint or remove the chair of the Committee. The Committee shall consist of a minimum of three persons. All usual and reasonable expenses of the Committee shall be paid by the Company.

(b) The Board of Directors of the Company may terminate the Plan at any time. Any amounts accrued or vested under the plan prior to any such termination shall continue to be subject to the terms, conditions, and elections in effect under the Plan when the Plan was terminated.

(c) The Plan may be amended at any time or from time to time by the Board of Directors of the Company. In addition, the Chief Executive Officer of the Company, together with the Committee, may make amendments, retroactively if necessary or appropriate, to permit the Plan to meet the requirements for exemption from ERISA as described in Paragraph
         1(b) or to comply with any other applicable law, as now in effect or hereafter amended or superseded, and the regulations thereunder; to clarify the Plan; to provide a uniform benefit structure for Eligible Employees; to facilitate the Plan's administration, or to implement appropriate changes in the Plan design, provided that such amendments do not significantly increase the cost of the Plan or adversely affect its qualification.

(d)      The Committee  shall have such duties and powers as may be necessary to
         discharge  its  duties  hereunder,   including,   but  not  by  way  of
         limitation, the following:


         (i) discretionary authority to construe and interpret the Plan, resolve any ambiguities in the Plan or administration thereof, and decide all questions as to the determination of the amount, manner and time of payment of any benefits hereunder;

         (ii) to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

         (iii) to prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

         (iv) to receive from the Company, Participating Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

         (v) to furnish the Company, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

         (vi) to receive and review the periodic valuation of the Plan made by the Actuary;

         (vii) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel, and delegate such of its power and duties as it deems desirable to such persons or agents;

         (viii) to take all reasonable steps to correct any errors or omissions that may arise in the operation of the Plan.

         All decisions, interpretations, and actions of the Committee pursuant to the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference allowed by law.

(e) The Committee may adopt such rules and forms as it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Company, the Participating Employer, the legal counsel of the Company, or the Actuary.

(f) The Committee may act at a meeting or in writing without a meeting. The Board of Directors of the Company shall appoint one of the members of the Committee as its respective chair, and such chair shall appoint a secretary, who may or may not be a Committee member. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer or the Actuary. The Committee may adopt such bylaws and regulations as they deem desirable for the conduct of their affairs. All decisions of the Committees shall be made by the vote of the majority, including actions in writing taken without a meeting.

(g) The Committee may require a Participant or Beneficiary to complete and file with the Committee an application for Pension and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's or Beneficiary's current mailing address.

(h) Whenever, in the opinion of the Committee, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may cause payments to be made to such person or to his or her legal representative or to a relative or friend of such person for his or her benefit, or the Committee may cause payment to be made for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

(i) The Board of Directors of the Company, the Committee and the individual members thereof shall be indemnified to the maximum extent permitted by law by the Company and each Participating Employer against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

(j)      The  Committee  shall  establish  a  reasonable   claims  procedure  in
         accordance with this Paragraph 8(j) and ERISA. The Committee or a member of the Committee appointed by it shall make all determinations as to the right of any person to a benefit. Claims for benefits may be submitted to the appropriate member of the Committee, as designated by the Committee. Any denial by the Committee or its designee of a claim by a Participant or Beneficiary for benefits under the Plan shall be stated in writing and delivered or mailed to the Participant or Beneficiary at his or her last address shown in Plan records; and such notice shall set forth the specific reasons for the denial, written in a manner designed to be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim, and in the event of continued disagreement, either may appeal to the Committee whose decision shall be final.

9.       Miscellaneous
         -------------

The Plan, and any determination made by the Committee or the Company in connection therewith, shall be binding upon each Eligible Employee, his or her beneficiary or beneficiaries, heirs, executors, administrators, successors and assigns. No benefit under the Plan may be sold, assigned, transferred, conveyed, hypothecated, encumbered, anticipated or otherwise dispensed with, and any attempt to do so shall be void and, except with respect to debts or liabilities of an Eligible Employee to the Company, no such benefit payment shall be, prior to actual receipt thereof by the Eligible Employee, or his or her beneficiary or beneficiaries, as the case may be, in any manner subject to the debts, contracts, liabilities or engagements of such Eligible Employee or beneficiary(ies). The Plan shall not constitute, nor be deemed to constitute, a contract of employment between the Company, any Participating Employer, subsidiary or affiliate and any Eligible Employee, nor shall any provisions hereof restrict the right of the Company, any Participating Employer, subsidiary or affiliate to discharge any Eligible Employee from his or her employment, with or without cause.

         Executed at Phoenix, Arizona this 15 day of January, 1997.


                                THE FINOVA GROUP INC.


                                /s/ Samuel L. Eichenfield
                                ------------------------------------
                                Chief Executive Officer



                                THE FINOVA GROUP INC. SUPPLEMENTAL EXECUTIVE
                                RETIREMENT PENSION PLAN COMMITTEE

                                /s/ William C. Roche
                                -----------------------------------
                                William C. Roche, Chair


                                /s/ Bruno Marzowski
                                -----------------------------------
                                Bruno Marzowski


                                /s/ De Ann Clark
                                -----------------------------------
                                De Ann Clark

                                   SCHEDULE A
                                   ----------


Employees who participate in The FINOVA Group Inc. Pension Plan (the "Qualified Plan") become Eligible Employees under this Schedule A if their benefits under the Qualified Plan are limited by Internal Revenue Code ss. 401(a)(17) or 415 and they have been designated by the Chief Executive Officer of the Company, in his or her sole discretion, as eligible for benefits under this Schedule A. The Eligible Employees under this Schedule A shall be listed on Exhibit A. Exhibit A shall not require separate approval of the Board of Directors of the Company. It is contemplated that Eligible Employees may become ineligible based on their failure to meet the criteria for eligibility set forth herein at any given time, and listing on Exhibit A at any given time does not itself vest any employee or continue participation in the Plan.

The amount of benefit attributable to this Schedule and payable to an Eligible Employee pursuant to Paragraph 4 of the Plan shall be equal to the excess of (A) minus (B). For this purpose:

                     (A) shall equal the monthly pension based on the benefit schedule(s) and rules of the Qualified Plan applicable to the Eligible Employee at the time of his or her retirement except that (i) Average Monthly Compensation shall be determined without regard to the annual limit that applies under the Qualified Plan pursuant to Internal Revenue Code ss. 401(a)(17), (ii) the pension computed in this manner shall not be reduced on account of the Internal Revenue Code ss. 415 limitations that apply under the Qualified Plan, (iii) for Eligible Employees who terminate their employment with the Company and Participating Employers after December 31, 1994, the Normal Retirement Benefit shall be based on the following formula: the Participant's Average Monthly Compensation multiplied by 1.75 percent, multiplied by the Participant's Years of Service (not exceeding 35); and (iv) for Eligible Employees who terminate their employment after December 31, 1993, for purposes of determining an Eligible Employee's Average Monthly Compensation, a bonus under a short-term incentive plan will be included in Compensation as of, and only as of, the first Plan Year in which it otherwise would have been paid to the Eligible Employee (even if such Plan Year began before January 1, 1994).

                     (B) shall equal the Eligible Employee's monthly pension calculated under all the terms and conditions of the Qualified Plan.

In the case of an Eligible Employee who is a "Transferred Employee" within the meaning of the Asset Purchase Agreement by and among Bell Atlantic TriCon Leasing Corporation and TriCon Capital Corporation, the amount payable under this Schedule A shall be reduced dollar for dollar by benefits accrued as of April 30, 1994, under the qualified defined benefit plan adopted for employees of Bell Atlantic TriCon Leasing Corporation, as it existed on April 30, 1994 (the "Bell Atlantic Qualified Plan"). Such reduction shall be made even if any of such benefit has already been distributed, and shall be computed by expressing the Eligible Employee's accrued benefit under the Bell Atlantic Qualified Plan in the same form and commencing at the same time as the benefit paid under the Qualified Plan, using the actuarial equivalence factors in effect under the Bell Atlantic Plan and taking into account all subsidies for early retirement or otherwise applicable to a particular benefit under the Bell Atlantic Qualified Plan.

Coverage of an Eligible Employee under this Schedule A neither requires nor precludes the Eligible Employee's coverage under another Schedule. However, coverage under this Schedule A also does not provide any duplication of benefits for an Eligible Employee who, in addition to being covered under this Schedule A, is covered under another Schedule. The Company may determine and communicate an Eligible Employee's aggregate benefit under this Plan by considering this Schedule A together with any other Schedule that happens to cover the Eligible Employee.

                                   SCHEDULE B
                                   ----------


Benefits are payable under this Schedule B in respect of an Eligible Employee who is a "Transferred Employee" within the meaning of the Asset Purchase
Agreement by and among Bell Atlantic TriCon Leasing Corporation and TriCon Capital Corporation and who was an employee who had accrued a benefit, as of April 30, 1994, under the Bell Atlantic Senior Management Retirement Income Plan, the Bell Atlantic Executive Management Retirement Income Plan or the Bell Atlantic ERISA Excess Pension Plan (the "Bell Atlantic SERPs").

The amount of benefit attributable to this Schedule and payable to an Eligible Employee pursuant to Paragraph 4 of the Plan shall be equal to the excess of (A) minus (B). For this purpose:

         (A) shall equal the monthly pension based on the benefit schedule(s) and rules of the applicable Bell Atlantic SERP or SERPs determined as if the Eligible Employee elected to commence receiving benefits under the applicable Bell Atlantic SERP or SERPs in the same form and commencing at the same time as the benefit paid under the Qualified Plan (or the benefits paid under the Bell Atlantic Qualified Plan, if no benefit is payable under the Qualified Plan). For this purpose, the amount of the "Target Benefit" at age 65 shall be determined as if the Eligible Employee terminated his or her employment with the sponsor of the Bell Atlantic SERPs on April 30, 1994. For purposes of determining whether an Eligible Employee was vested or was entitled to a
         "Retirement Pension," rather than a "Post-Separation Pension," under the Bell Atlantic SERP or SERPs, service with FINOVA and the Participating Employers after April 30, 1994, shall be treated as service with the sponsors of the Bell Atlantic SERPs. The words in quotation marks in the preceding two sentences shall have the meaning ascribed to them in the Bell Atlantic SERPs.

         (B) shall equal the sum of (1) the Eligible Employee's monthly pension elected by the Eligible Employee under all the terms and conditions of the Qualified Plan and (2) the monthly pension calculated under all the terms and conditions of the Bell Atlantic Qualified Plan in the same form and commencing at the same time as the benefit paid under the Qualified Plan (or in the form and commencing at the time actually elected under the Bell Atlantic Qualified Plan, if no benefit is payable under the Qualified Plan).

In the case of an Eligible Employee who is covered by this Schedule B and by Schedule A, if the monthly benefit calculated under this Schedule B is less than the amount calculated under Schedule A, no benefit shall be payable under this Schedule B. If the amount of monthly benefit calculated under Schedule A is less than the amount calculated under Schedule B, no benefit shall be payable under Schedule A.

                                   SCHEDULE C
                                   ----------


Eligible Employees who have entered into an employment, severance or other similar agreement with the Company or a Participating Employer, which have been authorized by the Board of Directors or Chief Executive Officer of the Company (the "Agreement"), automatically become Eligible Employees under this Schedule C if the Agreement provides the Employee with post-termination service accrual, multiples of service accrual, lump sum addition to service, exemption from reduction for early retirement, or other modification of the retirement payment that would otherwise be payable under this Plan or the Qualified Plan. This Schedule C also includes Eligible Employees who were covered under the Verex Corporation Supplemental Retirement Benefit Program for Short Service Executives.
                                      -10-